                                                                    Exhibit 10.8

                              PURCHASING AGREEMENT


                                                           Date: January 5, 2007


THE BUYERS:     JIANGXI LDK SOLAR HI-TECH CO., LTD.
Address         Xinyu High Tech Development Zone, Xinyu, Jiangxi Province, China
                Tel: 86-512 6562 9698  Fax: 86-512 6562 2785  Post Code: 338032

THE SELLERS:    HCT SHAPING SYSTEMS SA
Address         Route de Geneve 42, CH-1033 Cheseaux, Switzerland
                Tel: +41-21-731 9100  Fax: +41-21-731 9101


This Purchasing Agreement is made by and between the buyers and the Sellers for the purchase of HCT equipment under following terms and conditions:

1. The Buyers will place order to the Sellers for a total order of no less than 170 units of HCT wire saw model E500SD-B/5 and no less than 65 units of HCT wire saw model SQUARER.

2.   The order and delivery shall be completed before December 31, 2008.

3. The unit price for HCT wire saw model E500SD-B/5 is USD825,000.00. The price for HCT wire saw model SQUARER is USD730,000.00. The Sellers agree to keep these prices and valid for the delivery until December 31, 2008. However, the Sellers has the right to adjust the prices if the USD-CHF currency fluctuation is more than 5% of the current prevailing exchange rate at 1.31.

4. Payment terms: 15% advance payment paid by T/T to the Sellers' account in Switzerland within 10 days after the aforesaid Contract is signed by both parties. 75% of contract value shall be paid by an irrevocable L/C 30 days before the shipment, 10% balance payment shall be effected by T/T within 10 days after the machine is installed and accepted.

5. A separate contract shall be established for each delivery from the Sellers. This contract is used for the executions of payments, customs declarations and the machine commissioning. Both parties have discussed and mutually agreed to terms and conditions of the contract as appeared in the appendix of this Agreement.


The Buyers                                 The Sellers
JIANGXI LDK SOLAR HI-TECH CO., LTD.        HCT SHAPING SYSTEMS SA


 /s/ Xiaofeng Peng                          /s/ Stefan Schneeberger
---------------------------------------    ------------------------------------

                                    CONTRACT

                                                  No.
                                                     ---------------------------
                                                Date:
                                                     ---------------------------

THE BUYERS:             JIANGXI LDK SOLAR HI-TECH CO., LTD.
Address:                Xinyu High Tech Development Zone, Xinyu, Jiangxi Province, China
                        Tel: +86-512 6562 9698         Fax: +86-512 65622785       Post Code: 338032

THE SELLERS:            HCT SHAPING SYSTEMS SA
Address:                Route de Geneve 42, CH-1033 Cheseaux, Switzerland
                        Tel: +41-21-731 9100           Fax: +41-21-731 9101

This Contract is made by and between the buyers and the Sellers whereby the Buyers agree to buy and the Sellers agree to sell the goods according to the terms and conditions stipulated hereunder:

1.

-----------------------------------------------------------------------------------------------------------------------------------
 Item                           Goods Specifications                            Unit      Qty       Unit Price      Total Amount
                                                                                                      (USD)             (USD)
-------  -------------------------------------------------------------------   -------  --------  --------------  -----------------
1.      HCT Wire Saw Model E500SD-B/S detials as per appendix No. 1,           Sets
        2 3 & 4

2.      HCT Wire Saw Model SQUARER, details as per appendix No. 1,             Sets
        2 3 & 4
                                                                                                     Net total

-----------------------------------------------------------------------------------------------------------------------------------
Total Contract Value: USD CIP Shanghai, China
U.S.DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
Remarks: Prices in this contract are valid for the ordered quantities stated above. Any reduction in ordered quantities will be subject to price revision.
-----------------------------------------------------------------------------------------------------------------------------------

2.   COUNTRY OF ORIGIN AND MANUFACTURER: HCT SHAPING SYSTEMS SA, Switzerland
3. Main machine will be packed in steel frame and plastic cover suitable for air transportation. Goods other than the main machine will be packed in wooden boxes. The wooden packaging materials shall be prepared and stamped in accordance with ISPM #15 (International Standards on Phytosanitary Measures issued by the International Plant Protection Council IPPC), in place of the Certificate of Wood Fumigation issued by the local government authorities.
     During the shipment transit time, the goods must be stored indoors or with proper shelter against rain and humidity.
     The Sellers shall be liable for any damage to the commodity and expenses incurred on account of improper packaging and for any rust attributable to inadequate or improper protective measures taken by the Sellers in regard to the packing.
4. SHIPPING MARK: The Sellers shall mark on each package with fadeless paint the package number, gross weight, net weight, measurements and the wording:" Keep away from moisture" "Handle with care" "This side up " and the shipping mark:
                        --------------
                        SHANGHAI/CHINA
3. TIME OF SHIPMENT: Details as per the appendix 3, subject to the advance payment being remitted on time. Any delay in advance payment date may delay shipment date.
5.   PORT OF SHIPMENT: Swiss airport, Switzerland
6.   PORT OF DESTINATION: Shanghai airport, China
7.   INSURANCE: To be covered by the Sellers

8.   PAYMENT:
     a) 15% advance payment shall be effected by T/T directly deposited to the Sellers' bank account in Switzerland within 10 days after the contract is signed. The Sellers shall furnish the Buyers invoice and bank guarantee prior to the advance payment to be made by the Buyers.
          The Seller's bank account:
          UBS SA Lausanne, 243-FS101770.2
          IBAN CH 13 0024 3243 FS10 1770 2
          BIC UBSWCHZH80A
     b) 75% by L/C: The Buyer shall, 30 days prior to the delivery, open an irrevocable Letter of Credit with any official bank in P.R. China, in favor of the Seller, for 75% of the total value of shipment. The credit shall be available against Sellers' draft(s) drawn at sight on the opening bank for the invoice value accompanied by the shipping documents specified in Clause 10 hereof. Payment shall be effected by the opening bank by telegraphic transfer against presentation to them of the following draft(s) and documents. The Letter of Credit shall be valid for 12 months.
     c) 10% balance payment shall be effected by T/T directly deposited to the Sellers' bank account in Switzerland at sight of Machine Acceptance Protocol signed by the Buyers.
     d) The advance payment is due within 10 days after the contract's signature. Otherwise, the Seller reserves the right to revise the contract value according to the Swiss franc prevailing exchange rate.
     e) If the final machine acceptance at the Buyers' site does not take place within 5 weeks following the arrival of machine at the entry port/airport of destination through no fault of Sellers, the final 10% of payment shall become payable immediately.
     f) All the bank charges incurred inside China shall be borne by the Buyers and the bank charges incurred outside China shall be borne by the Sellers.

9.   DOCUMENTS:
     a) Full set of Airway bills showing freight prepaid and consigned to the party as instructed in the aforesaid L/C
     b) Manually Signed Commercial invoice in 3 originals indicating the Contract number and shipping mark and made out in details as per the Contract
     c)   Certificate(s) of origin of the goods issued by the Sellers
     d)   Packing list/Weight Memo in 3 originals issued by the Sellers
     e)   Certificate of Quality and Quantity in one copy issued by the Sellers
     f) Full set of Insurance Certificate for 110% of the invoice value, showing claims payable in People's Republic of China, in currency of the draft, blank endorsed, covering All Risks
     g)   Copy of shipping advice to the Buyers
     h) For final 10% payment, a signed copy of machine test acceptance certificate

10.  SHIPMENT: CIP Terms (Airfreight)
     The Sellers shall contract on usual terms at his own expenses for the carriage of the goods to the agreed point at the named place of destination and bear all risks and expenses until the goods have been delivered to the first carrier.

11.  SHIPPING ADVICE:
     The Sellers shall within 2 working days after the shipment of the goods, advise the shipping department of the Buyers by fax of Contract No., goods name, quantity, value, invoiced value, invoice No., gross weight, air waybill No., flight No., etc.

12.  GUARANTEE OF QUALITY:
     The Sellers guarantees that the commodity hereof is made of the best materials with first class workmanship brand new and unused, and complies in all respects with quality and specifications stipulated in the Contract. The guarantee period shall be 15 months counting from the date on which the commodity arrives at the port of destination or 12 months after the machine acceptance test is passed, whichever comes first.
     In case of defectives judged according to the quality standard agreed by both the Buyers and the Sellers, following article 14 shall be observed.

13.  CLAIMS:
     Within 90 days after the arrival of the goods at destination, should the quality, specification or quantity be found not in conformity with the stipulations of the Contract except those claims for which the insurance company or the owners of the airfreight are liable, the Buyers, on the strength of the Inspection Certificate issued by the China Entry-Exit Inspection and Quarantine Bureau, have the right to claim for replacement with new goods, or for compensation, and all the expenses (such as inspection charges, freight for returning the goods and sending the replacement, insurance premium, storage and loading and unloading charges, etc.) shall be borne by the Sellers. As regards to the quality, the Sellers guarantee that if, within 12 months from the date of arrival of the goods at destination, damages occur in the course of operation by reason of inferior quality, bad workmanship or the use of inferior materials, the Buyers shall immediately notify the Sellers in writing and put forward a claim supported by Inspection Certificate issued by the China Entry-Exit Inspection and Quarantine Bureau. The Certificate so issued shall be accepted as the base of a claim. The Sellers, in accordance with the Buyers' claim shall be responsible for the immediate elimination of the defect(s). Where necessary, the Buyers shall be at liberty to eliminate the defect(s) themselves at the Sellers' expenses. If the Sellers fail to answer the Buyers within one month after receipt of the aforesaid claim, the claim shall be reckoned as having been accepted by the Sellers.

14.  FORCE MAJEURE:
     The Sellers shall not be held responsible for the delay in shipment or non-delivery of the goods due to Force Majeure, such as war, serious fire, flood, typhoon and earthquake, strike or other events agreed upon between both parties, which might occur during the process of manufacturing or in the course of loading or transit. The Sellers shall advise the Buyers for their acceptance a certificate of the accident mentioned above and within fourteen days thereafter, shall send by airmail to the Buyers for their acceptance a certificate of the accident issued by the Competent Government Authorities, where the accident occurs as evidence thereof. Under such circumstances the Sellers, however, are still under the obligation to take all necessary measures to hasten the delivery of the goods. In case the accident lasts for more than 10 weeks, the Buyers shall have the right to cancel this Contract.

15.  LATE DELIVERY AND PENALTY:
     Should the Sellers fail to make delivery on time as stipulated in this Contract, with exception of Force Majeure specified in Clause 15 of this Contract, the Buyers shall agree to postpone the delivery on condition that the Sellers agree to pay a penalty, which shall be deducted by the paying bank from the payment. The penalty, however, shall not exceed 5% of the total value of the goods involved in the late delivery. The rate of penalty is charged at 0.5% for every seven days, odd days less than seven days shall be counted as seven days. In case the Sellers fail to make delivery six weeks later than the time of shipment stipulated in this Contract, the Buyers shall have the right to cancel this Contract.

16.  ARBITRATION:
     All disputes with this Contract or the execution thereof shall be settled friendly through negotiations. In case no settlement can be reached, the case may then be submitted for arbitration to the China International Economics and Trade Arbitration Commission in accordance with the Rules of Arbitration promulgated by the said Arbitration Commission. The Arbitration shall take place in Shanghai and the decision of the Arbitration Commission shall be final and binding upon both parties; neither party shall seek recourse to a law court nor other authorities to appeal for revision of the decision. Arbitration fee shall be borne by the losing party.

17.  SPECIAL PROVISIONS:
     a) Upon the Buyers' request, the English version of this Contract is translated into Chinese language for reference only. Shall there be any contradictions found in the Chinese translation versus the English version, the original English version shall prevail.
     b) All appendixes to the Contract shall form an integral part of the Contract and have the same effectiveness as the Contract. IN WITNESS THEREOF, both parties signed this Contract in three original copies, each party holds one copy.

The Buyers:                                    The Sellers:

LDK SOLAR HI-TECH CO., LTD.                    HCT SHAPING SYSTEMS SA




--------------------------------               --------------------------------
Date:                                          Date:

         Appendix No. 1 to Contract No.          dated
         -------------------------------------------------------------

                           Bank Guarantee information


The bank guarantee shall be sent directly to the following bank:


Remitter:           JIANGXI LDK SOLAR HI-TECH CO., LTD.
                   ------------------------------------------------------------

Bank Name in full:  INDUSTRIAL & COMMERCIAL BANK OF CHINA, JIANGXI PROVINCIAL
                    BRANCH
                   ------------------------------------------------------------

Bank Address:       2 NORTH YANGJIANG ROAD, NANCHANG, JAINGXI, CHINA
                   ------------------------------------------------------------

Swift Code          ICBKCNBJJSI
                   ------------------------------------------------------------

         Appendix No. 2 to Contract No.          dated
         -------------------------------------------------------------

  Pos                            Description                              Qty
-------   ----------------------------------------------------------   --------
-------   ----------------------------------------------------------   --------
101       HCT Wire Saw Model E500SD-B/5
          Basic configuration including:
          One wire saw machine 3x 400V 50 Hz
          Side-by-side double ingots table (replaced standard table)
          One slurry tank with pump(s) and mixer
          Slurry flow and density measurement unit(s)
          One set of wire guides, coated and grooved
          One disposal wire spool shaft adapter
          One take-up spool and its shaft adapter
          One set of ingot holder(s) with gluing plate(s)
          Operating software for Window NT with menu in Chinese NT
          Complete set of machine documentation
          One set of standard metric tools
          One set of special HCT tools
          Modern for connection to remote computer

200       MACHINE OPTIONS (ADDITIONAL TO POS 101):
201       Set of machine consumables for the start up on site
203       Power supply failure protection for wire saw
207       Quick release hydraulic take up spool
208       Side-by-side double ingots table (replaced standard table)
209       High load feature (2x 61kw, 140kw cooling, 550L tank, BB
          cooling)
212       Metallic filter system

500       OPTIONS FOR PRODUCTION:
501       Set of wire guides standard (DIAMETER)300
505       Ingot holder (per piece)
506       Gluing plate (per piece)

600       ASSISTANT DEVICES:
603       Electrical handling unit for spool, wire-guide &
          ingot handling
604       Accessory to unload spools
605       Accessory to unload wire guides
606       Accessory to unload ingots

101       HCT Wire Saw Model SQUARER
          Basic configuration including:
          One wire saw machine 3x 400V 50Hz
          One slurry tank with pump(s) and mixer
          Slurry flow and density measurement unit(s)
          One set of wire guides, coated and grooved
          One disposal wire spool shaft adapter
          One take-up spool and its shaft adapter
          One set of ingot holder(s) with gluing plate(s)
          Operating software for Window NT with menu in Chinese NT
          Complete set of machine documentation
          One set of standard metric tools
          One set of special HCT tools
          Modern for connection to remote computer

200       MACHINE OPTIONS (ADDITIONAL TO POS 101):
201       Set of machine consumables for the start up on site
203       Power supply failure protection for wire saw

          OPTIONS FOR SQUARER:
5004      Gluing plate for multicrystalline brick for jumbo ingot

500       OPTIONS FOR PRODUCTION:
501       Set of wire guides standard (DIAMETER)300
503       Take up spool type HCT 63

Remarks:
--------

1.   Machine Installation in China
     -----------------------------
     The Sellers shall send their engineer to the Buyers' work site in China for machine installation and machine acceptance tests. The duration of stay will be seven (7) man-days for each piece of equipment. All costs to be borne by the Sellers except the local transportation between hotel and work site.

2.   Machine Acceptance Test at the Buyer's Site
     -------------------------------------------
     After the machine is installed and trial runs are made, the Sellers' engineer shall carry out one cut for the machine acceptance test according to one of the following conditions. Both representatives shall sign the machine acceptance protocol if all conditions have been fulfilled. Details as per appendix No. 4.

      Appendix No. 3 to Contract No.               dated
      -------------------------------------------------------------------

Delivery Schedule for Contract No.

       Machine Type      Ex-works date      Shipment within       Routing
                        (On or before)
     ----------------  -----------------  ----------------------  ------------
1.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
2.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
3.                                        2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
4.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
5.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
6.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
7.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
8.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
9.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
10.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
11.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------
12.
                                          2 weeks                 AIR
     ----------------  -----------------  ----------------------  ------------


                                  * * * * * * *

       Appendix No. 4 to Contract No.               dated
       ------------------------------------------------------------------

For HCT Wire Saw Model E500SD-B/5

-------------------------------------------------------------------------------
GENERAL INFORMATION
                                Wire saw model: Model E500SD-B/5
                                      Material: Multi silicon square wafer
                Ingot diameter or section size: 158 x 156mm
                                  Ingot length: Total ingot length for each
                                                position should not exceed
                                                500mm, including the space
                                                between ingots (due to ingot
                                                ends sqaureness)
                      Wafer thickness (as cut): 200 um

                                               ---------------------------------
                                                      Customer acceptance

CUTS REQUIREMENT
   Number of required test cuts for acceptance: 1 x full load (4 assemblies of ingot total 500mm long)
              Number of required pre-test cuts: 1 x half load (2 assemblies of ingot total 500mm long)
               Total number of ingots required: 6 assemblies of ingot total
                                                500mm long
               Test ingots quality requirement: All prime ingots, without cracks

PROCESS PARAMETERS
                           Cutting table speed: 360um/min
                                    Wire speed: According HCT definition
                                   Slurry flow: According HCT definition
                           Slurry mixing ratio: According HCT definition

CONSUMABLES DEFINITION
   Wire supplier, spool type and wire diameter: Trefil Arbed, TA100, 140um
                      Abrasive supplier & type: ESK F600
                       Coolant supplier & type: HS20

WAFER SAMPLING METHOD
                Wafers removed from statistics: Three complete sliced wafers from each ends of each ingots
                                                are discarded from test
                                                sampling. Wafers sampling shall
                                                avoid wafers from area being
                                                affected by closs-interferences
                                                of two parallel ingots due to
                                                difference in lenth.
                          Wafer sampling ratio: 20 wafers from each machine
                                                slicing position
                         Wafer sampling method: Random

WAFER MEASURING METHOD
                                Measuring tool: Mechanical sensor, Heidenhein
                               Measured points: 5 points method
                                     Saw marks: Visual check
                            Parameters checked: TV, TTV

PERFORMANCE SPECIFICATION
                                            TV: Thickness +/- 20um
                                           TTV: Max. below 50um
                                     Saw marks: None by visual check
                                    Wafer step: None by visual check
  Wafer yield (exclusively due to wire sawing): >=95%

OTHERS
                    Pre-cleaning of the wafers: (Customer's facilities)
               Return wafers (customer desire): Not applicable
-------------------------------------------------------------------------------

For HCT Model SQUARER

-------------------------------------------------------------------------------
GENERAL INFORMATION
                                         Model: SQUARER
                                      Material: Multi silicon square wafer
                Ingot diameter or section size: 840 x 840 x 250mm
                                   Bricks size: 156 x 156mm

                                               --------------------------------
                                                       CUSTOMER ACCEPTANCE

CUTS REQUIREMENT
   Number of required test cuts for acceptance: 1 x full load (1 ingot 840 x
                                                840 x 250mm)
              Number of required pre-test cuts: None
               Total number of ingots required: 1 ingot
               Test ingots quality requirement: All prime ingots, without cracks

PROCESS PARAMETERS
                           Cutting table speed: 700um/min structured wire (to be
                                                confirmed for "jumbo" quality)
                         Back / forth required: Yes

CONSUMABLES DEFINITION
   Wire supplier, spool type and wire diameter: Trefil Arbed, TA 100,
                                                250um structured
                      Abrasive supplier & type: ESK F360
                       Coolant supplier & type: HS20

BRICKS MEASURING METHOD
                            Parameters checked: Size & angle

PERFORMANCE SPECIFICATION
                              Angle guaranteed: Square angle, 90 degree
                                                +/- 0.2 degree
                                   Bricks size: 156mm +/- 0.25mm
-------------------------------------------------------------------------------